Exhibit 99.1
Press Release | For Distribution

Zix Reports Fourth Quarter and Full Year 2019 Financial Results

Strong Cross-Selling Efforts Drive 15% Organic Annual Revenue Growth to $173.4 Million and

16% Organic Annual Recurring Revenue (ARR) Growth to $209.7 Million

DALLAS — February 20, 2020 — Zix Corporation (Zix) (NASDAQ: ZIXI), a leading provider of cloud email security solutions, today announced financial results for the fourth quarter and full year ended December 31, 2019.

Fourth Quarter 2019 Financial Highlights (results compared to the same year-ago quarter)

•	Revenue increased 173% to $50.4 million. Total overall organic revenue growth across Zix and AppRiver was 15%.

•	Annual recurring revenue (ARR) increased 177% to $209.7 million. Total overall organic ARR growth across Zix and AppRiver was 16%.

•

GAAP net loss attributable to common stockholders totaled ($5.2) million compared to net income of $9.2 million. The company’s net loss attributable to common shareholders includes the effect of a deemed dividend to preferred shareholders of $2.1 million and acquisition-related expenses of $4.3 million.

•	GAAP fully diluted earnings (loss) per share attributable to common stockholders totaled ($0.10) compared to $0.17.

•	Non-GAAP adjusted net income before deemed dividends and excluding deferred tax (benefit) expense totaled $6.7 million compared to $4.6 million.

•	Non-GAAP adjusted net income per share before deemed dividends and excluding deferred tax (benefit) expense increased 48% to $0.13.

•	Adjusted EBITDA increased 106% to $11.5 million, representing an adjusted EBITDA margin of 23%.

Recent Operational and Product Highlights

•	Zix added nearly 11,000 mailboxes in Q4 2019, an increase of more than 200% from Q3 2019.

•	AppRiver direct customers and Managed Service Provider partners (MSPs) started over 600 trials of ZixEncrypt and ZixArchive in Q4 2019.

•	Zix-AppRiver reported findings from its Q4 Cyberthreat Index for Business Survey, uncovering the top cybersecurity concerns and mitigation strategies among small- and medium-sized businesses in 2020.

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•	ZixSuite solution was named the winner of the “Overall Enterprise Email Security Solution of the Year” award in the 2019 CyberSecurity Breakthrough Awards.

•	Appointed technology veteran John Di Leo to the new position of Chief Revenue Officer.

Management Commentary

“The fourth quarter was a strong finish to a record year for Zix,” said David Wagner, Zix’s Chief Executive Officer. “Our successful integration efforts accelerated our performance as a unified, larger company, driving combined annual growth of 146% in revenue, 96% in adjusted EBITDA dollars and 177% in ARR. We are gaining momentum across each of our go-to-market motions. In the MSP channel, we increased the ZixEncrypt and ZixArchive trial activity by 70% and grew ARR for those products by more than 100%. In the Zix channel, we added nearly 11,000 Office 365 mailboxes in Q4, an increase of more than 200% from the prior quarter alone. Our execution as an integrated team continues to validate our attach strategy, and we are well-positioned to continue our revenue and earnings growth into 2020 and beyond.”

Zix’s Chief Financial Officer Dave Rockvam commented: “In the fourth quarter we exceeded our revenue and ARR guidance, achieving 15% or greater year-over-year organic growth for both metrics for the third consecutive quarter. We are encouraged by the continued success with productivity, having added more than 77,000 net seats in the quarter, an increase of more than 9% from Q3. This strong contribution caused our gross margin percentage to compress slightly during the period and is consistent with our continued focus on delivering profitable adjusted EBITDA growth on an absolute basis. Going forward, we believe the migration of mailboxes to the cloud provides us with a highly effective, low cost, lead generation tool for our higher-margin security and compliance portfolio. In Q4, we also delivered $11.5 million of adjusted EBITDA, an increase of 106% from Q4 2018 even though we recorded slightly higher than expected expenses as we finalized the integration. Looking ahead, we are confident that our financial performance in 2019, coupled with building sales momentum, will allow us to maintain steady, predictable revenue growth of 14% to 16% and adjusted EBITDA growth of 11% to 15% in our three to five year model.”

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Fourth Quarter 2019 Corporate Financial Summary and Other Operational Metrics (1)

$ in Millions, except per share data	Q4 2019	Q4 2018	Change (2)
Revenue	$50.4	$18.4	173.1%
GAAP Net Income (Loss) Attributable to Common Stockholders	($5.2)	$9.2	(155.9%)
GAAP Net Income (Loss) Per Share Attributable to Common Stockholders – Diluted	($0.10)	$0.17	(156.5%)
Non-GAAP Adjusted Net Income Attributable to Common Stockholders (4)	$4.6	$4.6	1.2%
Non-GAAP Adjusted Net Income Per Share Attributable to Common Stockholders – Diluted (4)	$0.09	$0.09	2.3%
Non-GAAP Adjusted Net Income Before Deemed Dividends(4)	$9.0	$12.0	(25.1%)
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends - Diluted(4)	$0.17	$0.22	(24.3%)
Non-GAAP Adjusted Net Income Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense(4)	$6.7	$4.6	46.8%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense(4)	$0.13	$0.09	48.4%
EBITDA (3)(4)	$5.6	$3.1	78.0%
EBITDA Margin	11.1%	17.0%	(5.9	pts)
Adjusted EBITDA (4)	$11.5	$5.6	105.8%
Adjusted EBITDA Margin (4)	22.8%	30.2%	(7.4	pts)
Total Billings	49.3	44.0	12.1%

Full Year 2019 Corporate Financial Summary and Other Operational Metrics (1)

$ in Millions, except per share data	FY 2019	FY 2018	Change (2)
Revenue	$173.4	$70.5	146.1%
GAAP Net Income (Loss) Attributable to Common Stockholders	($24.6)	$15.4	(259.5%)
GAAP Net Income (Loss) Per Share Attributable to Common Stockholders – Diluted	($0.46)	$0.29	(260.9%)
Non-GAAP Adjusted Net Income Attributable to Common Stockholders (4)	$13.0	$17.5	(25.7%)
Non-GAAP Adjusted Net Income Per Share Attributable to Common Stockholders – Diluted (4)	$0.24	$0.33	(25.1%)
Non-GAAP Adjusted Net Income Before Deemed Dividends(4)	$27.4	$22.2	23.3%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends – Diluted (4)	$0.52	$0.41	24.3%
Non-GAAP Adjusted Net Income Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense(4)	$23.0	$17.5	31.5%
Non-GAAP Adjusted Net Income Per Share Before Deemed Dividends Excluding Deferred Tax (Benefit) Expense - Diluted(4)	$0.43	$0.33	32.6%
EBITDA (3)(4)	$15.4	$14.4	6.8%
EBITDA Margin	8.9%	20.5%	(11.6	pts)
Adjusted EBITDA (4)	$39.5	$20.1	96.1%
Adjusted EBITDA Margin (4)	22.8%	28.6%	(5.8	pts)
Total Billings	170.2	156.4	8.9%

(1)	Metrics include results from AppRiver, unless otherwise specified
(2)	Changes are based on actual numbers versus numbers shown in the columns, which may reflect rounding
(3)	Earnings before interest, taxes, depreciation and amortization
(4)	A reconciliation of GAAP to non-GAAP results is included in this press release and available on the Zix investor relations website at http://investor.zixcorp.com

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Press Release | For Distribution

Financial Outlook

For the first quarter of 2020, the company forecasts revenue to range between $52.2 million and $52.7 million, which implies a 14% to 16% organic growth rate compared to the same year-ago quarter. The company forecasts fully diluted GAAP earnings (loss) per share (attributable to common stockholders) to be in the range of ($0.04) and ($0.03) and fully diluted non-GAAP adjusted earnings per share (attributable to common stockholders) before deemed dividends and excluding deferred tax (benefit) expense to be in the range of $0.12 and $0.13 for the first quarter of 2020. The company forecasts adjusted EBITDA to be approximately 23% of forecast revenue for Q1 2020. The per share guidance figures are based on an approximate basic share count of 53.3 million for Q1 2020.

For the full fiscal year of 2020, the company forecasts revenue to range between $220.0 million and $225.0 million, representing an increase of between 27% and 30% compared to fiscal year 2019 and between 16% and 18% on an organic basis. The company also expects fully diluted GAAP earnings (loss) per share (attributable to common stockholders) to range between ($0.10) and ($0.07) and fully diluted non-GAAP adjusted earnings per share (attributable to common stockholders) before deemed dividends and excluding deferred tax (benefit) expense guidance to be $0.56 to $0.58 for fiscal year 2020. The company forecasts adjusted EBITDA to be in the range of $51.0 million and $53.0 million (or approximately 23% to 24% of forecast revenue) for 2020, representing a year-over-year increase of between 29% and 34% compared to fiscal year 2019. The per share figures are based on an approximate basic share count of 54.2 million for 2020.

Zix expects ARR at the end of fiscal 2020 to be in the range of $243 million to $247 million, representing an organic growth rate of approximately 16 to 18% compared to fiscal 2019.

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Conference Call Information

Management will discuss these financial results and outlook on a conference call today (February 20, 2020) at 5:00 p.m. ET (2:00 p.m. PT).

A live webcast of the conference call will be available in the investor relations section of Zix’s website here. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 6096378. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 1-949-574-3860.

An audio replay of the conference will be available for seven days by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 6096378. An archive of the webcast will also be available on the Zix investor relations website.

About Zix Corporation

Zix Corporation (Zix) is a leader in email security. Trusted by the nation’s most influential institutions in healthcare, finance and government, Zix delivers a superior experience and easy-to-use solutions for email encryption and data loss prevention, advanced threat protection, unified information archiving and bring your own device (BYOD) mobile security. Focusing on the protection of business communication, Zix enables its customers to better secure data and meet compliance needs. Zix is publicly traded on the Nasdaq Global Market under the symbol ZIXI. For more information, visit www.zixcorp.com.

###

Zix Company Contact Geoff Bibby 1-214-370-2241 gbibby@zixcorp.com	Zix Investor Contact Matt Glover and Tom Colton Gateway Investor Relations 1-949-574-3860 ZIXI@gatewayir.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of sales, revenue, annual recurring revenue, EBITDA, EBITDA margin, earnings or earnings per share, potential benefits of acquisitions and strategic relationships, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Zix on the date this release was issued. Zix undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including but not limited to risks or uncertainties related to the completion and

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integration of acquisitions, the effects of our debt and equity financing transactions, year-end adjustments to previously reported preliminary unaudited financial information, market acceptance of both existing and new Zix solutions, changing market dynamics resulting from technological change, innovation and continuing customer migration to the cloud, changes in the competitive ecosystem, and how privacy and data security laws may affect demand for Zix data protection solutions. Zix may not succeed in addressing these and other risks. Further information regarding factors that could affect Zix’s business and its financial and other results can be found in the risk factors section of Zix’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, each as filed with the Securities and Exchange Commission, as those risk factors may be supplemented in subsequent filings.

We monitor ARR as an operating metric, which we define as the aggregate annualized contract value attributable to recurring revenue contracts as of the end of the applicable reporting period. We calculate ARR by determining the annual or monthly revenue of subscription agreements that are active as of the end of the applicable period and multiplying by 1 or 12. We monitor this metric to aid in determining to what extent individual customer relationships, considered in the aggregate, are growing or declining in financial magnitude. ARR is an operating metric derived as of the date of determination, and should be viewed independently of revenue, unearned revenue and any other GAAP financial measure over any period.

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ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,
	2019	December 31,
	(unaudited)	2018
ASSETS
Current assets:
Cash and cash equivalents	$13,349,000	$27,109,000
Receivables, net	10,081,000	3,188,000
Prepaid and other current assets	4,984,000	3,176,000

Total current assets	28,414,000	33,473,000
Property and equipment, net	8,591,000	3,924,000
Operating lease assets	10,128,000	—
Other assets and deferred costs	11,968,000	9,424,000
Intangible Assets, Net	145,876,000	15,251,000
Goodwill	171,209,000	13,783,000
Deferred tax assets	36,535,000	28,785,000

Total assets	$412,721,000	$104,640,000

EQUITY
Current liabilities:
Accounts payable and accrued expenses	$28,132,000	$10,516,000
Deferred revenue	40,757,000	30,622,000
Other current liabilities	6,135,000	—

Total current liabilities	75,024,000	41,138,000
Long-term liabilities:
Deferred revenue	2,524,000	1,539,000
Deferred rent	—	1,016,000
Operating lease liabilities	9,105,000	—
Debt	178,250,000	—

Total long-term liabilities	189,879,000	2,555,000

Total liabilities	264,903,000	43,693,000
Total preferred stock	106,527,000	—
Total stockholders’ equity	41,291,000	60,947,000

Total liabilities, preferred stock and stockholders’ equity	$412,721,000	$104,640,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Revenue	$50,380,000	$18,448,000	$173,428,000	$70,478,000
Cost of revenue	24,043,000	3,997,000	76,908,000	15,186,000

Gross profit	26,337,000	14,451,000	96,520,000	55,292,000
Operating expenses:
Research and development	5,383,000	2,603,000	20,431,000	11,323,000
Selling, general and administrative	23,502,000	9,875,000	85,230,000	33,999,000

Total operating expenses	28,885,000	12,478,000	105,661,000	45,322,000

Operating income	(2,548,000)	1,973,000	(9,141,000)	9,970,000
Operating margin	-5%	11%	-5%	14%
Other income (expense)
Investment and other income	6,000	92,000	121,000	754,000
Interest expense and other expense	(2,707,000)	—	(10,105,000)	—

Total other income (expense)	(2,701,000)	92,000	(9,984,000)	754,000
Income before income taxes	(5,249,000)	2,065,000	(19,125,000)	10,724,000
Income tax benefit (expense)	2,170,000	7,175,000	4,478,000	4,720,000

Net (loss) income	$(3,079,000)	$9,240,000	$(14,647,000)	$15,444,000

Deemed and accrued dividends on preferred stock	(2,090,000)	—	(9,984,000)	—

Net (loss) income attributable to common shareholders	$(5,169,000)	$9,240,000	$(24,631,000)	$15,444,000

Basic (loss) income per share attributable to common shareholders:	$(0.10)	$0.18	$(0.46)	$0.29

shareholders:	$(0.10)	$0.17	$(0.46)	$0.29

Shares used in per share calculation - basic	53,199,409	52,539,091	53,025,152	52,591,714

Shares used in per share calculation - diluted	53,199,409	53,758,033	53,025,152	53,481,295

Other Comprehensive income, net of tax:
Foreign currency translation adjustments	267,000	—	215,000	(16,000)

Comprehensive (loss) income	$(2,812,000)	$9,240,000	$(14,432,000)	$15,428,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Twelve Months Ended December 31,
	2019	2018
Operating activities:
Net (loss) income	$(14,647,000)	$15,444,000
Non-cash items in net income	27,351,000	2,270,000
Changes in operating assets and liabilities	1,247,000	(1,043,000)

Net cash provided by operating activities	13,951,000	16,671,000
Investing activities:
Purchases of property and equipment and capitalized software	(11,653,000)	(4,179,000)
Acquisition of business, net of cash acquired	(284,590,000)	(11,773,000)

Net cash used in investing activities	(296,243,000)	(15,952,000)
Financing activities:
Proceeds from issuance of series A preferred stock, net of offering costs	96,588,000	—
Proceeds from exercise of stock options	415,000	166,000
Proceeds from long term debt	187,000,000	—
Debt issuance costs	(6,444,000)	(60,000)
Repayment of long term debt	(1,363,000)	—
Repayment of finance lease obligations	(1,707,000)	—
Payment of acquisition-related contingent consideration	(3,843,000)	(605,000)
Purchase of treasury stock	(1,906,000)	(6,049,000)

Net cash provided used in financing activities	268,740,000	(6,593,000)

Effect of exchange rate changes on cash	(208,000)	(26,000)

(Decrease) Increase in cash and cash equivalents	(13,760,000)	(5,900,000)
Cash and cash equivalents, beginning of period	27,109,000	33,009,000

Cash and cash equivalents, end of period	$13,349,000	$27,109,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended		Twelve Months Ended
			December 31,		December 31,
			2019	2018	2019	2018
Revenue:
GAAP revenue			$50,380,000	$18,448,000	$173,428,000	$70,478,000

Cost of revenue
GAAP cost of revenue			$24,043,000	$3,997,000	$76,908,000	$15,186,000
Stock-based compensation charges (1)	(A	)	(147,000)	(89,000)	(569,000)	(327,000)
Strategic consulting and litigation costs (2)	(B	)	(93,000)	(2,000)	(386,000)	(3,000)
Intangible Amortization (3)	(C	)	(2,660,000)	(89,000)	(7,132,000)	(369,000)
Corporate separation payment (4)	(D	)	—	—	(52,000)	(28,000)

Non-GAAP adjusted cost of revenue			$21,143,000	$3,817,000	$68,769,000	$14,459,000

Gross profit:
GAAP gross profit			$26,337,000	$14,451,000	$96,520,000	$55,292,000
Stock-based compensation charges (1)	(A	)	147,000	89,000	569,000	327,000
Strategic consulting and litigation costs (2)	(B	)	93,000	2,000	386,000	3,000
Intangible Amortization (3)	(C	)	2,660,000	89,000	7,132,000	369,000
Corporate separation payment (4)	(D	)	—	—	52,000	28,000

Non-GAAP adjusted gross profit			$29,237,000	$14,631,000	$104,659,000	$56,019,000

Research and development expense
GAAP research and development expense			$5,383,000	$2,603,000	$20,431,000	$11,323,000
Stock-based compensation charges (1)	(A	)	(292,000)	(136,000)	(1,056,000)	(469,000)
Strategic consulting and litigation costs (2)	(B	)	(686,000)	(3,000)	(1,481,000)	(61,000)
Intangible Amortization (3)	(C	)	(76,000)	(51,000)	(303,000)	(126,000)

Non-GAAP adjusted research and development expense			$4,329,000	$2,413,000	$17,356,000	$10,667,000

Selling and marketing expense
GAAP selling and marketing expense			$17,580,000	$5,325,000	$54,903,000	$20,380,000
Stock-based compensation charges (1)	(A	)	(350,000)	(233,000)	(1,941,000)	(884,000)
Strategic consulting and litigation costs (2)	(B	)	(2,175,000)	(7,000)	(3,427,000)	(13,000)
Intangible Amortization (3)	(C	)	(3,433,000)	(156,000)	(10,478,000)	(537,000)

Non-GAAP adjusted selling and marketing expense			$11,451,000	$4,929,000	$38,246,000	$18,946,000

General and administrative expense
GAAP general and administrative expense			$5,922,000	$4,550,000	$30,327,000	$13,619,000
Stock-based compensation charges (1)	(A	)	(636,000)	(487,000)	(2,685,000)	(1,638,000)
Strategic consulting and litigation costs (2)	(B	)	(1,328,000)	(1,475,000)	(10,755,000)	(2,333,000)
Corporate separation payment (4)	(D	)	—	—	(689,000)	40,000

Non-GAAP adjusted general and administrative expense			$3,958,000	$2,588,000	$16,198,000	$9,688,000

Operating income:
GAAP operating income			$(2,548,000)	$1,973,000	$(9,141,000)	$9,970,000
Stock-based compensation charges (1)	(A	)	1,425,000	945,000	6,251,000	3,318,000
Strategic consulting and litigation costs (2)	(B	)	4,282,000	1,487,000	16,049,000	2,410,000
Intangible Amortization (3)	(C	)	6,169,000	296,000	17,913,000	1,032,000
Corporate separation payment (4)	(D	)	171,000	—	1,787,000	(12,000)

Non-GAAP adjusted operating income			$9,499,000	$4,701,000	$32,859,000	$16,718,000

Adjusted Operating Margin			18.9%	25.5%	18.9%	23.7%
Net income:
GAAP net (loss) income			$(3,079,000)	$9,240,000	$(14,647,000)	$15,444,000
Stock-based compensation charges (1)	(A	)	1,425,000	945,000	6,251,000	3,318,000
Strategic consulting and litigation costs (2)	(B	)	4,282,000	1,487,000	16,049,000	2,410,000
Intangible Amortization (3)	(C	)	6,169,000	296,000	17,913,000	1,032,000
Corporate separation payment (4)	(D	)	171,000	—	1,787,000	(12,000)

Non-GAAP adjusted net income			$8,968,000	$11,968,000	$27,353,000	$22,192,000

Deferred tax (benefit) expense			(2,236,000)	(7,383,000)	(4,387,000)	(4,722,000)

Non-GAAP adjusted net income excluding deferred tax (benefit) expense			$6,732,000	$4,585,000	$22,966,000	$17,470,000

Deemed and accrued dividends on preferred stock			(2,090,000)	—	(9,984,000)	—

Adjusted Net income attributable to common stockholders			$4,642,000	$4,585,000	$12,982,000	$17,470,000

Diluted net income per common share:
GAAP net income per share before deemed dividends			$(0.06)	$0.17	$(0.28)	$0.29
Adjustments per share	(A-D	)	$0.23	$0.05	$0.80	$0.13

Non-GAAP adjusted net income per share before deemed dividends			$0.17	$0.22	$0.52	$0.41

Deferred tax (benefit) expense impact to Non-GAAP adjusted net income before deemed dividends per share	(E	)	$(0.04)	$(0.13)	$(0.09)	$(0.08)

Non-GAAP adjusted net income before deemed dividends per share excluding deferred tax (benefit) expense			$0.13	$0.09	$0.43	$0.33

Deemed dividends per share impact to Non-GAAP adjusted net income			$(0.04)	$—	$(0.19)	$—

Adjusted Net income per share attributable to common stockholders			$0.09	$0.09	$0.24	$0.33

Shares used to compute Non-GAAP adjusted net income per share - diluted			53,199,409	53,758,033	53,025,152	53,481,295

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

			Three Months Ended		Twelve Months Ended
			December 31,		December 31,
			2019	2018	2019	2018
Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(F	)
Net income			$(3,079,000)	$9,240,000	$(14,647,000)	$15,444,000
Income tax provision			(2,170,000)	(7,175,000)	(4,478,000)	(4,720,000)
Interest expense			2,707,000	—	10,105,000	—
Depreciation			1,355,000	679,000	4,992,000	2,435,000
Amortization			6,772,000	393,000	19,437,000	1,270,000

EBITDA			5,585,000	3,137,000	15,409,000	14,429,000
Adjustments:
Stock-based compensation charges (1)	(A	)	1,425,000	945,000	6,251,000	3,318,000
Strategic consulting and litigation costs (2)	(B	)	4,282,000	1,487,000	16,049,000	2,410,000
Corporate separation payment (4)	(D	)	171,000	—	1,787,000	(12,000)

Adjusted EBITDA			$11,463,000	$5,569,000	$39,496,000	$20,145,000

Adjusted EBITDA margin			22.8%	30.2%	22.8%	28.6%
(1) Stock-based compensation charges are included as follows:
Cost of revenues			$147,000	$89,000	$569,000	$327,000
Research and development			292,000	136,000	1,056,000	469,000
Selling and marketing			350,000	233,000	1,941,000	884,000
General and administrative			636,000	487,000	2,685,000	1,638,000

			$1,425,000	$945,000	$6,251,000	$3,318,000

(2) Strategic consulting, acquisition, integration and litigation costs are included as follows:
Cost of revenues			93,000	2,000	386,000	3,000
Research and development			686,000	3,000	1,481,000	61,000
Selling and marketing			2,175,000	7,000	3,427,000	13,000
General and administrative			1,328,000	1,475,000	10,755,000	2,333,000

			$4,282,000	$1,487,000	$16,049,000	$2,410,000

(3) Intangible Amortization is included as follows:
Cost of revenues			2,660,000	89,000	7,132,000	369,000
Research and development			76,000	51,000	303,000	126,000
Selling and marketing			3,433,000	156,000	10,478,000	537,000

			$6,169,000	$296,000	$17,913,000	$1,032,000

(4) Corporate separation payment is included as follows:
Cost of revenues			—	—	52,000	28,000
Research and development			—	—	235,000	—
Selling and marketing			171,000	—	811,000	—
General and administrative			—	—	689,000	(40,000)

			$171,000	$—	$1,787,000	$(12,000)

(5) Net Income tax components:
Current tax (benefit)/expense			66,000	208,000	(91,000)	2,000
Deferred tax (benefit)/expense			(2,236,000)	(7,383,000)	(4,387,000)	(4,722,000)

			$(2,170,000)	$(7,175,000)	$(4,478,000)	$(4,720,000)

This presentation includes Non-GAAP measures. Our Non-GAAP measures, including “Non-GAAP adjusted net income and net income per share excluding deferred tax expense” are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES OUTLOOK

	LOW	HIGH	LOW	HIGH
	Three Months Ended March 31,	Three Months Ended March 31,	Twelve Months Ended December 31,	Twelve Months Ended December 31,
	2020	2020	2020	2020
Revenue:
GAAP revenue	$52,200,000	$52,700,000	$220,000,000	$225,000,000

Diluted net income per common share:
GAAP net income	$(0.03)	$(0.04)	$(0.07)	$(0.10)
Stock-based compensation charges	$0.03	$0.04	$0.16	$0.19
Strategic consulting, acquisition and litigation costs	$0.00	$0.01	$0.01	$0.01
Intangible Amortization	$0.11	$0.12	$0.47	$0.49
Corporate separation payment	$0.00	$0.01	$0.01	$0.01

Non-GAAP adjusted net income per share	$0.12	$0.14	$0.57	$0.60

Deferred tax (benefit) expense	$(0.01)	$(0.01)	$(0.01)	$(0.02)

Non-GAAP adjusted net income before deemed dividends per share excluding Non-GAAP adjusted net income before deemed dividends per share excluding deferred tax (benefit) expense	$0.12	$0.13	$0.56	$0.58

Deemed dividends per share impact to Non-GAAP adjusted net income	$(0.04)	$(0.04)	$(0.15)	$(0.16)

Adjusted Net income per share attributable to common stockholders	$0.08	$0.09	$0.41	$0.41

Shares used to compute Non-GAAP adjusted net income per share - diluted	53,300,000	53,300,000	53,500,000	53,500,000

This presentation includes Non-GAAP measures. Our Non-GAAP measures, including “Non-GAAP adjusted net income per share excluding deferred tax expense” are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net Income excluding deferred tax (benefit) expense, Net income per share - diluted, Net income per share - diluted excluding deferred tax (benefit) expense, and EBITDA for non-cash stock-based compensation expense, and strategic consulting and litigation costs to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude litigation expenses and non-recurring items that impact our ongoing business. See items (A) through (E) below for further information on the current quarter’s reconciling items.

Items (A) through (F) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income excluding deferred tax (benefit) expense,” “Net income per share - diluted,” “Net income per share excluding deferred tax (benefit) expense- diluted,” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (F).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Strategic consulting, acquisition integration and litigation costs. See item (2) on previous page. The Company’s management excludes certain board-directed consulting costs and litigation expenses when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) Intangible amortization costs. See item (3) on previous page. The Company’s management excludes amortization expenses associated with the acquisition of intangible assets when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(D) Corporate separation payment relating to employment termination benefits agreement. See item (4) on previous page. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(E) Deferred tax expense represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(F) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and litigation expenses.